Barclays Global Financial Services Conference Bill Rogers Chairman & CEO September 11, 2023

2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the financial condition, results of operations, business plans and the future performance of Truist. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” “would,” “could” and other similar expressions are intended to identify these forward-looking statements. In particular, forward looking statements include, but are not limited to, statements we make about: (i) cost savings to be achieved and expense growth in future periods, (ii) Trust’s goal to deliver a fully digital lending experience to all commercial clients over the next three quarters, (iii) revenue enhancement opportunities through the Integrated Relationship Management initiative, (iv) Truist’s capital ratios in future periods, including the level of organic capital generation to be achieved, (v) the impact to capital from a sale of Truist’s remaining stake in Truist Insurance Holdings, (vi) Truist’s estimated AOCI in future years, (vii) the impact to Truist’s capital and risk weighted assets from the proposed Basel III Endgame rules, (viii) guidance with respect to financial performance metrics in future periods, including future levels of revenue, adjusted expenses and net charge-off ratio, (ix) Truist’s effective tax rate in future periods, and (x) Truist’s goal to produce strong growth and profitability with less volatility than peers. Forward-looking statements are not based on historical facts but instead represent management’s expectations and assumptions regarding Truist’s business, the economy and other future conditions. Such statements involve inherent uncertainties, risks and changes in circumstances that are difficult to predict. As such, Truist’s actual results may differ materially from those contemplated by forward-looking statements. While there can be no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those contemplated by forward-looking statements include the following, without limitation, as well as the risks and uncertainties more fully discussed under Part I, Item 1A-Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2022 and in Truist’s subsequent filings with the Securities and Exchange Commission: • changes in the interest rate environment, including the replacement of LIBOR as an interest rate benchmark, could adversely affect Truist’s revenue and expenses, the value of assets and obligations, including our portfolio of investment securities, and the availability and cost of capital, cash flows, and liquidity; • Truist is subject to credit risk by lending or committing to lend money, may have more credit risk and higher credit losses to the extent that loans are concentrated by loan type, industry segment, borrower type or location of the borrower or collateral, and may suffer losses if the value of collateral declines in stressed market conditions; • inability to access short-term funding or liquidity, loss of client deposits or changes in Truist’s credit ratings could increase the cost of funding, limit access to capital markets, or negatively affect Truist’s overall liquidity or capitalization; • Truist may be impacted by actual or perceived soundness of other financial institutions, including as a result of the financial or operational failure of a major financial institution, or concerns about the creditworthiness of such a financial institution or its ability to fulfill its obligations, which can cause substantial and cascading disruption within the financial markets and increased expenses, including FDIC insurance premiums, and could affect our ability to attract and retain depositors and to borrow or raise capital; • general economic or business conditions, either globally, nationally or regionally, may be less favorable than expected, including as a result of supply chain disruptions, inflationary pressures and labor shortages, and instability in global geopolitical matters, including due to an outbreak or escalation of hostilities, or volatility in financial markets could result in, among other things, slower deposit or asset growth, a deterioration in credit quality, or a reduced demand for credit, insurance, or other services; • the monetary and fiscal policies of the federal government and its agencies, including in response to higher inflation, could have a material adverse effect on the economy and Truist’s profitability; • unexpected outflows of uninsured deposits may require us to sell investment securities at a loss; • a loss of value of our investment portfolio could negatively impact market perceptions of Truist and could lead to deposit withdrawals; • the effects of COVID-19 adversely impacted the Company’s operations and financial performance and similar adverse impacts resulting from pandemics could occur in future periods; • risk management oversight functions may not identify or address risks adequately, and management may not be able to effectively manage credit risk; • there are risks resulting from the extensive use of models in Truist’s business, which may impact decisions made by management and regulators; • deposit attrition, client loss or revenue loss following completed mergers or acquisitions may be greater than anticipated; • Truist could fail to execute on strategic or operational plans, including the ability to successfully complete or integrate mergers and acquisitions; • increased competition, including from (i) new or existing competitors that could have greater financial resources or be subject to different regulatory standards or compliance costs, and (ii) products and services offered by non-bank financial technology companies, may reduce Truist’s client base, cause Truist to lower prices for its products and services in order to maintain market share or otherwise adversely impact Truist’s businesses or results of operations; • failure to maintain or enhance Truist’s competitive position with respect to new products, services, and technology, whether it fails to anticipate client expectations or because its technological developments fail to perform as desired or do not achieve market acceptance or regulatory approval or for other reasons, may cause Truist to lose market share or incur additional expense; • negative public opinion could damage Truist’s reputation and adversely impact business and revenues, including the effects of social media on market perceptions of Truist and banks generally; • regulatory matters, litigation or other legal actions may result in, among other things, costs, fines, penalties, restrictions on Truist’s business activities, reputational harm, negative publicity, or other adverse consequences; • Truist faces substantial legal and operational risks in safeguarding personal information; • evolving legislative, accounting and regulatory standards, including with respect to climate, capital, and liquidity requirements, which may become more stringent in light of recent market events, such as long-term debt requirements, and results of regulatory examinations may adversely affect Truist’s financial condition and results of operations; • increased scrutiny regarding Truist’s consumer sales practices, training practices, incentive compensation design, and governance could damage its reputation and adversely impact business and revenues; • accounting policies and processes require management to make estimates about matters that are uncertain, including the potential write down to goodwill if there is an elongated period of decline in market value for Truist’s stock and adverse economic conditions are sustained over a period of time; • Truist faces risks related to originating and selling mortgages, including repurchase and indemnity demands from purchasers related to representations and warranties on loans sold, which could result in an increase in the amount of losses for loan repurchases; • there are risks relating to Truist’s role as a loan servicer, including an increase in the scope or costs of the services Truist is required to perform without any corresponding increase in servicing fees or a breach of Truist’s obligations as servicer; • Truist’s success depends on hiring and retaining key teammates, and if these individuals leave or change roles without effective replacements, Truist’s operations could be adversely impacted, which could be exacerbated in the increased work-from-home environment as job markets may be less constrained by physical geography; • Truist’s operations rely on its ability, and the ability of key external parties, to maintain appropriate-staffed workforces, and on the competence, trustworthiness, health and safety of teammates; • Truist faces the risk of fraud or misconduct by internal or external parties, which Truist may not be able to prevent, detect, or mitigate; • security risks, including denial of service attacks, hacking, social engineering attacks targeting Truist’s teammates and clients, malware intrusion, data corruption attempts, system breaches, cyberattacks, which have increased in frequency with geopolitical tensions, identity theft, ransomware attacks, and physical security risks, such as natural disasters, environmental conditions, and intentional acts of destruction, could result in the disclosure of confidential information, adversely affect Truist’s business or reputation or create significant legal or financial exposure; and • widespread outages of operational, communication, or other systems, whether internal or provided by third parties, natural or other disasters (including acts of terrorism and pandemics), and the effects of climate change, including physical risks, such as more frequent and intense weather events, and risks related to the transition to a lower carbon economy, such as regulatory or technological changes or shifts in market dynamics or consumer preferences, could have an adverse effect on Truist’s financial condition and results of operations, lead to material disruption of Truist’s operations or the ability or willingness of clients to access Truist’s products and services. Readers are cautioned not to place undue reliance on these forward-looking statements, which represented management’s views on the date they were made. Except to the extent required by applicable law or regulation, Truist undertakes no obligation to revise or update any forward-looking statements. Forward-Looking Statements

Purpose Inspire and build better lives and communities Mission Provide distinctive, secure, and successful client experiences through touch and technology. Clients Create an inclusive and energizing environment that empowers teammates to learn, grow, and have meaningful careers. Teammates Optimize long-term value for stakeholders through safe, sound, and ethical practices. Stakeholders Values Trustworthy We serve with integrity. Caring Everyone and every moment matters. One Team Together, we can accomplish anything. Success When our clients win, we all win. Happiness Positive energy changes lives. 3

4 Investment thesis What we’ve said Purpose-Driven Culture Exceptional Company Investing in the Future – Inspire and build better lives and communities – Optimize long-term value for all stakeholders through safe, sound, and ethical practices – Attract and retain top talent – Continued strong sustainability progress – Top 10 U.S. commercial bank – Strong retail and commercial banking market shares in 7 of the top 10 fastest growing markets with select national businesses – Comprehensive and diverse business mix with distinct capabilities in commercial, investment banking, digital / point- of-sale lending, insurance, and advice / industry expertise – Significant Integrated Relationship Management potential – Further modernize technology stack – Obsess over enhanced client and teammate experience to drive client acquisition – Enable convenient commerce and strengthen payments capabilities – Fit-for-purpose approach (build, buy, partner) – Targeting strong growth and profitability relative to peers (with lower volatility) – Diversified revenue streams – Disciplined focus on risk and controls – Strong risk adjusted capital position Leading Financial Performance

COMMITTED TO DELIVERING RESULTS N W Simplify the business Take out costs and lower expense growth in 2024+ Accelerate franchise momentum Improve capital position Align compensation to shareholder return 5 1 2 3 4 5

6 Benefits of Simplification Drive efficiency Greater accountability and focus Enhance revenue opportunities Portfolio optimization and rationalization Resource allocation Reduce risk and improve control function Fewer Layers of Management Leadership Structure at Merger Close (4Q19) Leadership Structure (4Q23E) 1 Simplify the business Streamlining will enhance our focus, drive efficiency, and lay the foundation for cost saves

② Take out costs and lower expense growth in 2024+

~$750 million gross cost save program is underway

- **Sizable reductions in force** *(3Q23-1Q24)*
  - Spans and layers
  - Consolidation of redundant/similar functions
  - Select business restructuring
  - Geographic simplification
- **Organizational alignment and simplification**
  - Consolidate businesses for operational efficiency
  - More efficient branch network and staffing structure
  - Simplified and streamlined compensation and benefits programs
  - De-emphasize investments in less profitable businesses
- **Rationalize technology spend**



Reductions in Force
~$300MM
~$750MM
Gross Cost
Saves Program
is Underway
Organizational Alignment
and Simplification
~$250MM
Tech Optimization
~$200MM

~$750 million gross cost saves realized over 12-18 months

~$750 million gross cost saves exclude one-time restructuring charges (e.g. severance)

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Adjusted Annual Expense Growth Rates 8 3% Core 1% Pension 1% FDIC 1% Acquisitions 1% Min Wage ~0-1% 2023 YoY 2024 YoY ~7% Expense growth rate in 2024 will be significantly lower than 2023 growth rate Reflects partial realization of ~$750 million gross cost savings program Goal is to take out costs and offset natural expense growth and inflation in 2024 and beyond 2 Take out costs and lower expense growth in 2024+ Expense growth is expected to decline to ~0-1% in 2024

③ Accelerate franchise momentum

Significant revenue opportunities

Increasing share in a market primed for recovery	Enhanced advisory and capabilities for clients	Opportunity to gain share from our existing client base	Organic revenue growth momentum remains strong	Continued momentum in Retail, Small Business, and Wealth

Investment Banking
Market Share Increase[1]
YTD July 2023 vs. FY 2019



~35 bps
~30 bps
~30 bps
~30 bps
Overall Fees
Equity Origination
HG Bonds
M&A with Deal Size <$500MM

- Recent share gains and prospects of increased market activity will drive growth
- Expanded into focused verticals and increased relevancy and presence in existing verticals

Corporate & Commercial Banking
Referral Revenue Increase
2Q23 vs. 2Q22



~80%
~100%
~200%
Payments
Insurance
Wealth

- CIB referral revenue from commercial banking is up 13% YoY
- Will deliver end-to-end digital experience for all CCB clients by 2024
- Significantly improving client satisfaction scores

Payments
Client Penetration Rate
12/31/22



4%
17%
58%
Commercial Card
Merchant
Treasury

- Significant payments revenue potential within existing client base
- Increased sales force by 10% for advisory and specialized coverage
- YoY pipeline increased by 30%+
- Multi-year investments will enhance capabilities and digital/client experience

Truist Insurance Holdings
Organic Revenue Growth



4.3%
8.5%
10.5%
9.1%
2020
2021
2022
2Q23

- Expect high single digit organic revenue growth in 2023
- New structure helping to attract and retain top talent

Retail & Small Business Banking and Wealth
22% Increase in Branch Checking Production
Avg units / Branch / Month



27.4
33.4
2H22
1H23

- Consistent improvement in branch client satisfaction scores
- Strong net new checking account production in 2023 *(49K added in 2Q23)*
- Millennials and Gen Z represented over 65% of Truist One new client acquisitions in 1H23
- Wealth net organic asset flows positive 8 of the last 9 quarters

1 Source: Dealogic; Overall fees exclude M&A deals >$500MM

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Selected 9-Figure Incremental Opportunities (>$100MM annually) Early High Complexity Growth Established Transition Cumulative Client Lifetime Value Low Complexity Retail & Small Business Banking Commercial Community Banking is the Sweet Spot For Integrated Relationship Management Deposits / Payments 10 Corporate & Investment Banking Commercial Community Banking Payments Insurance IB Advisory Wealth Opportunity to further deepen client relationships 3 Accelerate franchise momentum

4 Improve capital position

Capital ratios expected to increase

Truist continues to build capital and maintains significant strategic flexibility with its remaining stake in TIH



9.6%
~0.5%
~(0.1%)
~10%
~2.0%+
2Q23 CET1
Organic capital generation & managed RWA growth[1]
FDIC assessment
4Q23 CET1
Estimate if remaining TIH ownership divested[2]

AOCI should decrease by 36% by the end of 2026[3]

$ in billions



$13.4
$10.7
$9.4
$8.6
(36%)
6/30/23[4]
12/31/24
12/31/25
12/31/26

Capital Allocation

- RWA management strategy focuses on core clients
- De-emphasize businesses with lower profitability
- Allow recent acquisitions to mature

Strong Capital Build

- Organic capital generation of 15-20 bps per quarter[1]
- AOCI recapture adds 6 bps per quarter to TCE ratio[3]

Basel III Endgame Proposal Impacts

- Expect a high single digit % increase to RWA
- Phase-in periods allow ample time to bolster capital

CET1 Expectations

- CET1 expected to reach 10% by year-end
- Maintain ~200bps+ of strategic flexibility with TIH

1 Organic capital generation is retained earnings net of dividend
2 Based on April 2023 valuation
3 AOCI impact based on the forward curve of interest rates as of 6/30/23 and internal estimates
4 Total AOCI at 6/30/23 of $13.4 billion includes $1.5 billion of AOCI *(held constant)* related to the pension plan *(AOCI burn down ~40% ex. pension)*

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5 Align compensation to shareholder return

Revised executive compensation model introduced in March 2023

Previous *(2020-2022)*

Plan	Components
Annual Incentive Plan	50% EPS Target
	30% Relative ROAA *(> Peer Median)*
	20% Qualitative
Performance-Based Long-Term Incentive Plan	50% Relative ROATCE *(> Peer Median)*
	50% Relative ROACE *(> Peer Median)*

Top 5 KPIs: Targeted Position vs. Peers

KPI		Target
EPS growth	>	Peer median
PPNR growth	>	Peer median
ROATCE	=	Top quartile
ROACE	>	Peer median
TBVPS + Dividend Growth	>	Peer median

Now *(Effective 1/1/23)*

Plan	Components
Annual Incentive Plan	40% EPS Target
	40% PPNR Target
	20% Strategic Priorities
Performance-Based Long-Term Incentive Plan	Relative ROACE *(> Peer Median)*; TSR Modifier[1]

Revised Compensation Model Designed to:

1. Increase focus on profitable growth
2. Better align performance metrics with KPIs that drive TSR
3. Set a higher bar for the vesting and payout of incentive compensation

1 TSR modifier includes a 20% increase to payout for top quartile TSR and a 20% decrease to payout for bottom quartile TSR.

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Committed to delivering results now

1. Simplify the business

- Create a platform for realizing significant cost savings
- Drive executional excellence

2. Take out costs and lower expense growth in 2024+

- ~$750 million gross cost saves program is underway
- Reduce expense growth rate in 2024+

3. Accelerate franchise momentum

- Significant growth opportunities

4. Improve capital position

- Capital ratios expected to increase
- Maintain ~200 bps+ of strategic flexibility with TIH

5. Align compensation to shareholder return

- New KPIs as of 1/1/23 incorporated into executive compensation plans

Drives higher total shareholder return

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To inspire and build better lives and communities